UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102-3110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2019, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing that Aleem Gillani has been elected to Freddie Mac’s Board of Directors (the “Board”), effective January 4, 2019. Mr. Gillani brings risk management expertise and financial acumen to the Board and will serve on the Audit and Compensation Committees.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Mr. Gillani, 56, served as the Chief Financial Officer and Corporate Executive Vice President of SunTrust Banks, Inc. from April 2011 until March 2018. In that role, Mr. Gillani was responsible for the corporate finance functions, including corporate finance, corporate development, corporate tax, corporate real estate, strategic planning, investor relations, and treasury. Previously, he served as SunTrust’s Corporate Treasurer. Prior to joining SunTrust in 2007, he spent most of his career in risk management roles, including as the chief market risk officer for The PNC Financial Services Group, Inc. and BankBoston Corp. He serves on the National Board of Trustees for the March of Dimes Foundation, the Atlanta Area Council for the Boy Scouts of America, and Zoo Atlanta. He was the founding chair of the Market Risk Council for the Risk Management Association (RMA) and served for many years as a director on the RMA board.

Mr. Gillani will receive compensation as a non-executive director of Freddie Mac as described in Freddie Mac’s Annual Report on Form 10-K filed on February 15, 2018 (the “2017 Annual Report”).

Freddie Mac will enter into an indemnification agreement with Mr. Gillani, effective as of January 4, 2019. A copy of the form of indemnification agreement is filed as Exhibit 10.1 to Freddie Mac’s Current Report on Form 8-K filed on November 27, 2017 and is incorporated herein by reference. For a description of this indemnification agreement, see the 2017 Annual Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the Exhibit Index below are being filed as part of this Report on Form 8-K.

Exhibit Number	Description of Exhibit

10.1	Form of Indemnification Agreement between the Federal Home Loan Mortgage Corporation and Outside Directors (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2017)†

99.1	Press Release, dated January 7, 2019, issued by Freddie Mac

† This exhibit is a management contract or compensatory plan, contract, or arrangement.

Freddie Mac Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Ricardo A. Anzaldua
Ricardo A. Anzaldua
Executive Vice President, General Counsel and Corporate Secretary

Date: January 7, 2019

Freddie Mac Form 8-K